SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                            ------------------------
                                    FORM 8-A


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

                   PURSUANT TO SECTION 12 (b) OR 12 (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                     UTG COMMUNICATIONS INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its Charter)

                  Delaware                               13-3895294
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  (State of Incorporation or Organization)  (I.R.S. Employer Identification No.)

         Limmattalstrasse. 10, Geroldswil
               Switzerland                                   8954
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   ( Address of Principal Executive Offices)               (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12 (b) of the Exchange Act and is effective pursuant to General Instruction A. (c), please check the following box [ ].

If this form relates to the registration of a class of securities pursuant to
Section 12 (g) of the Exchange Act and is effective pursuant to General Instruction A. (d), please check the following box [ x ].

                      Securities Act Registration statement
                            file number to which this
                                  form relates:
                                    333-08305

       Securities to be registered pursuant to Section 12 (g) of the Act:

                         Common Stock, .00001 par value
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                                (Title of Class)

ITEM.    1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The information included under the heading "Description of Securities" including subheading "Common Stock," of the Registration Statement on Form SB-2 of UTG Communications International, Inc. (Registration No. ( 333-08305 ), as amended, is incorporated herein by reference.

ITEM.       2.    EXHIBITS.

         The following documents are included as Exhibits as indicated, to the Registration Statement and incorporated herein by this reference:

           REGISTRATION STATEMENT ON FORM SB-2 DECLARED EFFECTIVE 1996


                  EXHIBIT DESCRIPTION                       EXHIBIT NUMBER
                  ----------------------------           ---------------------
                  Certificate of Incorporation                    3.1
                  of Registrant

                  Bylaws of Registrant                            3.2


                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          UTG Communications International, Inc.

Date: January 9, 2001                     By: /s/ Ueli Ernst
                                          ------------------------------------
                                          Name: Ueli Ernst
                                          Title: Chief Executive Officer